                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)             July 2, 2001
                                                      ------------------------


                          NAVIGANT INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                   000-24387              52-2080967
--------------------------------------------------------------------------------
  (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
  incorporation or organization)                             Identification No.)


              84 INVERNESS CIRCLE EAST
                 ENGLEWOOD, COLORADO                             80112
--------------------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number:  (303) 706-0800
                                --------------

Former name or former address, if changed since last report:  Not Applicable
                                                              --------------

                         NAVIGANT INTERNATIONAL, INC.

                                   FORM 8-K

                                 JULY 2, 2001


ITEM 5.   OTHER EVENTS
----------------------

   (a) Navigant International, Inc., ("Navigant") is filing herewith a press release issued by Navigant on July 2, 2001 as Exhibit 99.1 which is included herein. This press release was issued to preview and provide guidance for Navigant's earnings, which have been impacted by the sluggish U.S. economy.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

(a)      Exhibits

         99.1     Press release, dated July 2, 2001.



                  SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Date:  July 16, 2001.


                                          NAVIGANT INTERNATIONAL, INC.
                                          a Delaware corporation


                                          By:   /s/ Robert C. Griffith
                                             ----------------------------------
                                               Name:  Robert C. Griffith
                                               Title: Chief Financial Officer
                                                      and Treasurer (Principal
                                                      Financial and Accounting
                                                      Officer)

                                       2